AMENDMENT TO CREDIT AGREEMENT

THIS AGREEMENT made as of this 31st day of July, 2024, by and between **M&T BANK,** having an office at One M&T Plaza, Buffalo, New York 14203 ("Lender") and **MAMA'S CREATIONS, INC. formerly known as Mamamancini's Holdings Inc. ("Mama's") and T&L ACQUISITION CORP. ("T&L"),** each a Nevada corporation with its principal place of business at 355 Murray Hill Parkway, Suite 102, East Rutherford, New Jersey 07073 (collectively "Borrowers" and individually a "Borrower") and **JOSEPH EPSTEIN FOOD ENTERPRISES INC. a New Jersey Corporation** having an office at 355 Murray Hill Parkway, Suite 102, East Rutherford, New Jersey 07073 **("Enterprises") and MAMAMANCINI'S INC., a Delaware Corporation,** having an office at 355 Murray Hill Parkway, Suite 102, East Rutherford, New Jersey 07073 ("Mamamancini's", which with "Enterprises" are collectively referred to as "Guarantors" and individually as a "Guarantor").

WITNESSETH:

WHEREAS, the Borrowers and Lender did execute an Amended and Restated Credit Agreement dated October 26, 2022, amending and restating an Amended and Restated Credit Agreement dated August 3, 2021 executed by Lender and Mamamancini's Holdings, Inc., which amended and restated a Credit Agreement dated December 31, 2018 executed by Lender and Mamamancini's Holdings Inc. (collectively "Credit Agreement") regarding two (2) credit facilities, one in the original principal amount of **FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 ($5,500,000) DOLLARS** ("LOC") and second credit facility in the amount of **SIX MILLION FIVE HUNDRED NINETY-FOUR THOUSAND EIGHT HUNDRED TWENTY-SEVEN AND 00/100 ($6,594,827.62) DOLLARS** ("Term Loan"); and

WHEREAS, the Borrowers did execute in connection with the Credit Agreement, other loan documents including but not limited to an Amended and Restated Credit Revolving Line Note dated October 26, 2022 in the amount of **FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 ($5,500,000) DOLLARS** evidencing the LOC as amended by Letter Agreement dated

December 4, 2023, and an Amended and Restated Term Note dated October 26, 2022 ("LOC Note"); and

WHEREAS, Borrowers did execute and deliver to the Lender a Term dated December 30, 2021 in the amount of **SEVEN MILLION FIVE HUNDRED ($7,500,000) DOLLARS** as amended and restated by the Amended and Restated Term Note dated October 26, 2022 in the amount of **SIX MILLION FIVE HUNDRED NINETY-FOUR THOUSAND EIGHT HUNDRED TWENTY-SEVEN AND 62/100 ($6,594,827.62) DOLLARS** evidencing the Term Loan as revised by Letter Agreement dated December 4, 2023 (the "Term Note").

WHEREAS, the outstanding principal balance of the Term Note is **THREE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND THREE HUNDRED TEN and 48/100 ($3,779,310.48) Dollars;** and

WHEREAS, the outstanding principal balance of the LOC Note is Five Hundred Ninety Thousand ($590,000.00) Dollars; and

WHEREAS, the Guarantors did execute and deliver to Lender a Continuing Guaranty dated January 15, 2019, whereas the obligation of the Borrowers pursuant to LOC Note, Term Note, Credit Agreement and other loan documents executed in connection therein were guaranteed by the Guarantors ("Guaranty"); and

WHEREAS, Mama's did execute a General Security Agreement in connection with the Term Note dated December 31, 2018 of **TWO MILLION FIVE HUNDRED THOUSAND ($2,500,000)** DOLLARS guaranty to the Lender a security instrument of all of its assets ("Security Agreement"); and

WHEREAS, the Borrowers and Guarantors have requested, and the Lender has agreed, to modify the terms of the Credit Agreement and other documents upon the terms and conditions herein set forth.

NOW, THEREFORE, IT IS AGREED in consideration of mutual promises and covenants herein contained as follows:

1. The provisions contained in the preamble hereof are incorporated herein as if fully

set forth at length herein. Capitalized terms used herein shall have the same meaning as defined in the Loan Agreement except as expressly otherwise defined herein or as the context otherwise requires.

2. The Maturity Date of the LOC Note is hereby extended to November 30, 2027.

3. The definition of "Debtor" on the first page of the Security Agreement is amended to read as follows:

> "Mama's Creations, Inc. formerly known as Mamamancini's Holdings, Inc. and T&L Acquisition Corp., each a Nevada Corporation."

4. T&L hereby assumes the obligation of Debtor pursuant to the Security Agreement and grants to Lender the security interests provided in the Security Agreement.

5. Simultaneously herewith the Borrowers have paid to the Lender an Extension Fee of Five Thousand and 00/100 ($5,000.00) Dollars. Said amount is a fee in consideration of Lender entering into this Agreement and shall not be applied to interest, principal pursuant to the Credit Facility, or any other monies owed by Borrowers to Lender.

6. The following is hereby added to Section 1(g) of the Credit Agreement:

> Notwithstanding the foregoing, unfunded CAPEX not to exceed **THREE MILLION FIVE HUNDRED THOUSAND ($3,500,000.00) DOLLARS** shall not be deducted from EBITDA in the calculation of Fixed-Charge Coverage Ratio through April 30, 2025. After said date, all unfunded CAPEX shall be deducted from EBITDA in this calculation.

7. The following is hereby added to the Credit Agreement as Section 5(e):

> The aggregate unpaid principal balance of the Amended and Restate Revolving Line Note dated October 26, 2022, made by Borrower to the Bank shall be **TWO MILLION ($2,000,000) DOLLARS** or less for at least one fiscal month during the Borrower's fiscal (calendar) year.

8. The Addendum to Line of Credit Note-Formula Based Credit dated December 31, 2018, which is an addendum to the Daily Adjusting LIBOR Recurring Line Note dated

December 31, 2018, is hereby deleted from the Loan Documents.

9. The following is hereby added to Section 5(a) of the Credit Agreement:

Borrowers shall simultaneously with the financial information delivered pursuant to Section 5(a)(i) above deliver to the Bank, statements of accounts receivable, accounts payable and inventory of the Borrowers and Guarantors. Such statements shall be certified by an officer of the Borrowers and shall be in a form satisfactory to the Bank.

10. Except as expressly modified herein, the Credit Agreement, and the other Loan Documents shall remain in full force and effect. The within Agreement encompasses all agreements between the parties notwithstanding any verbal communication between the parties. No modification of this Agreement shall be deemed effective, unless consented to in writing by all parties hereto.

11. Each Borrower and each Guarantor each hereby represents, warrants and confirms that there are no set-offs, rights, or causes of action of any nature whatsoever which they may assert against Lender with respect to the Credit Agreement, the LOC Note, the Term Note, the Guaranty, the Security Agreement or any other Loan Document. The Borrowers and Guarantors each hereby affirm the validity of the LOC Note, the Term Note, the Credit Agreement and the other Loan Documents and confirm that all loan documentation remain enforceable and in full force and effect as of the date of execution hereof, except as expressly modified herein and that the Mortgage as modified by this Agreement shall continue to constitute a valid first lien on the property therein described to secure the obligations of the Borrowers pursuant to the LOC Note, the Term Note, the Credit Agreement and other Loan Documents.

12. Simultaneously herewith, the Guarantors have executed and delivered to the Lender a Consent, Ratification and Reaffirmation of Continuing Guaranty ("Consent"). The Guarantors consent to the provisions of this Agreement.

13. A. This Agreement shall be binding upon the parties, their respective successors and assigns, heirs, executors and administrators and shall be construed in accordance with the laws of the State of New Jersey.

B. All captions and headings used herein are for reference only and shall in no way be deemed to define, limit, explain or amplify any provision hereof.

C. This Agreement may not be altered or modified orally but only by written agreement executed by the parties hereto.

D. When the contents of this Agreement so requires, nouns appearing in the singular shall have the same effect as if used in the plural and vice versa, and proper gender shall be attributed to all pronouns.

E. The individuals executing this Agreement represent and warrant that they have been duly authorized by their respective corporation, partnership or company to do so on behalf of such corporations or partnership or company.

F. This Agreement may be executed in counterparts, each of which when fully executed, shall be deemed an original and all of which shall be but one agreement.

G. This Agreement shall constitute the entire undertaking of the parties relative to the within transaction and supersedes all previous agreements and undertakings between the parties and may not be modified, except by an instrument in writing signed by both of them.

H. A facsimile or photocopy signature of this Agreement, any amendment hereto, any closing document to be signed by Lender, Guarantor or Borrowers (other than any such closing document which is to be recorded) or any notice delivered hereunder shall have the same legal effect as an original signature.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement or caused their appropriate corporate officers to sign and seal this Agreement as of the day and year first above written.

WITNESS: M&T BANK, Lender

_____________________________ By: _____________________________
Deborah Brim
Senior Vice President

STATE OF NEW JERSEY,
COUNTY OF Bergen **: ss.**

I CERTIFY that on July 31st, 2024, Deborah Brim personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person signed, sealed and delivered the attached document as Senior Vice President of M&T Bank, the corporation named in this document;

(b) the proper corporate seal was affixed; and

(c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

____

DAVID HOAGLAND
NOTARY PUBLIC
STATE OF NEW JERSEY
MY COMMISSION EXPIRES APRIL 18, 2029

WITNESS:

MAMA'S CREATIONS, INC.,
a Nevada Corporation, Borrower

____

By: ______________________________
Name: Anthony Gruber
Title: CFO

STATE OF NEW JERSEY :
COUNTY OF Bergen **: ss.**

I CERTIFY that on July 31, 2024, Anthony Gruber, personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person signed, sealed and delivered the attached document as President of **MAMA'S CREATIONS, INC.**, the corporation named in this document; and
(b) this document was signed and made by the company as it voluntary act and deed by virtue of authority from its Board of Directors.

____

NATALIE EVANS NOTARY PUBLIC NEW JERSEY

NATALIE EVANS
Commission # 2407197
Notary Public, State of New Jersey
My Commission Expires
April 08, 2026

C:\Users\a.gruber\AppData\Local\Microsoft\Windows\INetCache\Content.Outlook\IJKW73BN\Amendment to Credit Agreement 3.doc

WITNESS:

T&L ACQUISITION CORP.,
a Nevada Corporation, Borrower

____

By: ______________________________
Name: Anthony Gruber
Title: CFO

STATE OF NEW JERSEY :
COUNTY OF Bergen **: ss.**

I CERTIFY that on July 31, 2024, Anthony Gruber, personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person signed, sealed and delivered the attached document as President of **T&L ACQUISITION CORP.**, the corporation named in this document; and

(b) this document was signed and made by the company as it voluntary act and deed by virtue of authority from its Board of Directors.

____

NATALIE EVANS
Commission # 2407197
Notary Public, State of New Jersey
My Commission Expires
April 08, 2026

C:\Users\a.gruber\AppData\Local\Microsoft\Windows\INetCache\Content.Outlook\1JKW73BN\Amendment to Credit Agreement 3.doc

WITNESS:

MAMAMANCINI'S INC.,
a Delaware Corporation

______________________________ By: ______________________________
Name: Anthony Gruber
Title: CFO

STATE OF NEW JERSEY)
: SS.
COUNTY OF Bergen)

I CERTIFY that on July 31, 2024, Anthony Gruber, personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person signed, sealed and delivered the attached document as CFO of **MAMAMANCINI'S INC.,** the corporation named in this document;

(b) signed, sealed and delivered this document as his act and deed.

____

NATALIE EVANS
Commission # 2407197
Notary Public, State of New Jersey
My Commission Expires
April 08, 2026

WITNESS:

JOSEPH EPSTEIN FOOD ENTERPRISES INC., a New Jersey Corporation, Guarantor

____

By: _______________________
Name: Anthony Gruber
Title: CFO

STATE OF NEW JERSEY)
: SS.
COUNTY OF Bergen)

I CERTIFY that on July 31, 2024, Anthony Gruber, personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person signed, sealed and delivered the attached document as CFO of **JOSEPH EPSTEIN FOOD ENTERPRISES INC.,** the corporation named in this document;

(b) signed, sealed and delivered this document as his act and deed.

____

NATALIE EVANS
Commission # 2407197
Notary Public, State of New Jersey
My Commission Expires
April 08, 2026

NATALIE EVANS NOTARY PUBLIC NEW JERSEY

C:\Users\a.gruber\AppData\Local\Microsoft\Windows\INetCache\Content.Outlook\1JKW73BN\Amendment to Credit Agreement 3.doc